UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2007

ARROW INTERNATIONAL, INC
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation)	0-20212 (Commission File Number)	23-1969991 (I.R.S. Employer Identification No.)

2400 Bernville Road, Reading, Pennsylvania, 19605
(Address of principal executive offices) (Zip Code)
(610) 378-0130
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-17: NINER LETTER
EX-99: BOARD OF DIRECTORS LETTER

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to Rule 5.02(a)(3)(iii), a copy of a letter from Richard T. Niner to the Board of Directors of Arrow International, Inc., dated May 15, 2007, is attached hereto as Exhibit 17.
Item 7.01 Regulation FD Disclosure.
A copy of a letter from the Board of Directors to Mr. Niner, dated May 17, 2007, is attached hereto as Exhibit 99.
The information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed ‘filed’ for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description

17	Letter dated May 15, 2007 from Richard T. Niner to the Board of Directors of Arrow International, Inc.

99	Letter dated May 17, 2007 from the Board of Directors of Arrow International, Inc. to Richard T. Niner.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARROW INTERNATIONAL, INC.
Date: May 17, 2007	By:	/s/ R. James Macaleer
R. James Macaleer
Director

EXHIBIT INDEX

Exhibit No.	Description

17	Letter dated May 15, 2007 from Richard T. Niner to the Board of Directors of Arrow International, Inc.

99	Letter dated May 17, 2007 from the Board of Directors of Arrow International, Inc. to Richard T. Niner.